                                                                    EXHIBIT 10.1


                                AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT
                                     and
                                    WAIVER



     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT and WAIVER (this "Amendment No.
                                                                --------- ---
2"), dated as of January 9, 1998, is entered into by and among GORGES/QUIK-TO-
---
FIX FOODS, INC., a Delaware corporation (the "Borrower"), GORGES HOLDING
                                              ----------
CORPORATION, a Delaware corporation (the "Parent;" together with the Borrower, each a "Credit Party" and collectively the "Credit Parties"), CERTAIN LENDERS
                                            ------ -------
IDENTIFIED ON THE SIGNATURE PAGES THERETO (the "Lenders") and NATIONSBANK OF
                                                -------
TEXAS, N.A., as agent for the Lenders (in such capacity, The "Agent").
                                                              -----

                                    RECITALS
                                    --------

     WHEREAS, the Borrower, The Parent, The Lenders and the Agent are party to that certain Credit Agreement dated as of November 25, 1996 (as amended, restated or modified from time to time, the "Existing Credit Agreement");
                                             -------------------------

     WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

     WHEREAS, the Agent and the Lenders have agreed to waive the covenants contained in Section 7.1(a) as provided herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                  DEFINITIONS

        SUBPART 1.1.   Certain Definitions. Unless otherwise defined herein or
                       -------------------
the context otherwise requires, the following terms used in this Amendment No. 2, including its preamble and recitals, have the following meanings:

        "Amended Credit Agreement" means the Existing Credit Agreement as
         ------------------------
     amended hereby.

        "Amendment No.2 Effective Date" is defined in Subpart 4.1.
         -----------------------------                -----------

        SUBPART 1.2.   Other Definitions. Unless otherwise defined herein or the
                       -----------------
context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have The meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all
          -------
other Credit Documents shall continue in full force and effect.

     SUBPART 2.1. Amendment to Section 7.12. Sections 7.12(a),(b) and (c) of the
                  -------------------------
Existing Credit Agreement are amended in their entireties to read as follows:

     7.12  Financial Covenants.
           -------------------

     (a)   Interest Coverage Ratio. The Interest Coverage Ratio, as of the last
           -----------------------
day of each fiscal quarter, shall be greater than or equal to:

           (i) for the period from the Closing Date to and including December 27, 1997, 1.50 to 1.00;

           (ii) for the period from December 28, 1997 to and including October 3, 1998, 1.75 to 1.00;

           (ii) for the period from October 4, 1998 to and including October 2, 1999, 2.25 to 1.00; and

           (iv) for the period from October 3, 1999 and at all times thereafter 2.50 to 1.00.

     (b)   Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of
           ---------------------------
the last day of each fiscal quarter, shall be greater than or equal to:

           (i) for the period from the Closing Date to and including March 29, 1997, 1.20 to 1.00;

           (ii) for the period from March 30, 1997 to and including September 27, 1997, 1.00 to 1.00;

           (iii) for the period from September 28, 1997 to and including December 27, 1997, 0.90 to 1.00;

           (iv) for the period from December 28, 1997 to arid including March 28, 1998, 0.95 to 1.00;

           (v) for the period from March 29, 1998 to and including June 27, 1998. 1.05 to 1.00;

           (vi) for the period from June 28, 1998 to and including October 3, 1998, 1.10 to 1.00; and

           (vii) for the period from October 4, 1998 and at all times thereafter, 1.25 to 1.00.

     (c) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal
         ----------------
quarter, shall be less than or equal to:

           (i) for the period from the Closing Date to and including June 28, 1997, 6.00 to 1.00;

           (ii) for the period from June 29, 1997 to and including September 27, 1997, 6.50 to 1.00;

           (iii) for the period from September 28, 1997 to and including December 27, 1997, 6.25 to 1.00;

           (iv) for the period from December 28, 1997 to arid including March 28, 1998, 5.75 to 1.00;

           (v) for the period from March 29, 1998 to and including June 27, 1998, 5.25 to 1.00;

           (vi) for the period from June 28, 1998 to and including October 3,1998, 5.00 to 1.00;

           (vii) for the period from October 4,1998 to and including October 2, 1999, 4.50 to 1.00;

           (viii) for the period from October 3, 1999 to and including September 30, 2000, 4.00 to 1.00;

           (ix) for the period from October ii 2000 to and including September 29, 2001, 3.50 to 1.00; and

           (x) for the period from September 30, 2001 and at all times thereafter, 3.00 to 1.00.

                                   PART III
                                    WAIVER

     The Agent and the Required Lenders agree to waive through January 25, 1998, the requirements of Section 7.1(a) of the Credit Agreement with respect to the delivery of annual Financial statements for the fiscal year ended September 28, 1997.

                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1.  Amendment No. 2 Effective Date. This Amendment No. 2 shall be
                   --------- --------------------
and become effective as of the date hereof (the "Amendment No. 2 Effective
                                                 --------- ---------------

Date") when all of the conditions set forth in this Subpart 4.1 shall have been
-----                                               ------- ---
satisfied, and thereafter this Amendment No. 2 shall be known, and may be referred to, as "Amendment No. 2".
                 ----------------

     SUBPART 4.1.1. Execution of Counterparts of Amendment. The Agent shall have
                    --------- -- --------------- ---------
received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment No. 2, which collectively shall have been duly executed on behalf of each of the Borrower, the Parent, the Required Lenders and the Agent.

     SUBPART 4.1.2. Amendment Fee. Payment by the Borrower to the Agent, for the
                    -------------
pro rata benefit of each Lender (based on each Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount), of art amendment fee equal to $82,813.

     SUBPART 4.1.3. Other Documents. The Agent shall have received such other
                    ----- ----------
documents as the Agent, any Lender or counsel to the Agent may reasonably request.


                                    PART V
                                 MISCELLANEOUS

     SUBPART 5.1.  Cross-References. References in this Amendment No. 2 to any
                   ----------------
Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 2.

     SUBPART 5.2.  Instrument Pursuant to Existing Credit Agreement. This
                   ------------------------------------------------
Amendment No. 2 is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.3.  References in Other Credit Documents. At such time as this
                   ---------- -------------------------
Amendment No. 2 shall become effective pursuant to the terms of Subpart 4.1 all
                                                                ------- ---
references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

     SUBPART 5.4.  Representations and Warranties. Each Credit Party hereby
                   ------------------------------
represents and warrants that (i) each Credit Party that is party to this Amendment No. 2: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment No. 2, as applicable and (b) is duly authorized to, arid has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment No. 2, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 2, (iii) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (iv) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

     SUBPART 5.5. Liens. The Borrower and the Parent, as applicable, affirm the
                  -----
liens and security interests created and granted in the Credit Documents and agree that this Amendment No. 2 shall in no manner adversely effect or impair such liens and security interest.

     SUBPART 5.6. Acknowledgment of the Parent. The Parent acknowledges and
                  ----------------------------
consents to all of the terms and conditions of this Amendment No. 2 and agrees that this Amendment No. 2 and all documents executed in connection herewith do not operate to reduce or discharge the Parent's obligations under the Amended Credit Agreement or the other Credit Documents. The Parent further acknowledges and agrees that the Parent has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Parent's obligations thereunder or if the Parent did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 2.

     SUBPART 5.7. No Other Changes. Except as expressly modified and amended in
                  ----------------
this Amendment No. 2, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

     SUBPART 5.8. Counterparts. This Amendment No. 2 may be executed by the
                  ------------
parties hereto in several counterparts. each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.9. Entirety. This Amendment No. 2, the Amended Credit Agreement
                  --------
and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

     SUBPART 5.10.  Governing Law. THIS AMENDMENT NO. 2 AND THE RIGHTS AND
                    -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

     SUBPART 5.11. Successors and Assigns. This Amendment No. 2 shall be binding
                   ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                 [Remainder of page intentionally left blank.]

     This Amendment No. 2 is executed as of the day and year first written above.

BORROWER:                      GORGES/QUIK-TO-FIX FOODS, INC.,
--------                       a Delaware corporation

                               By:  /s/ A. Scott Letier
                                  --------------------------------
                               Name:  A. Scott Letier
                                    ------------------------------
                               Title: VP and CFO
                                     -----------------------------


PARENT:                        GORGES HOLDING CORPORATION,
------                         a Delaware corporation

                               By: /s/ Richard E. Mitchell
                                   -------------------------------
                               Name:  Richard E. Mitchell
                                     -----------------------------
                               Title: President
                                      ----------------------------

LENDERS:                       NATIONSBANK OF TEXAS, N.A.,
-------                        individually in its capacity as a Lender and in
                               its capacity as Agent

                               By: /s/ Bianca Hemmen
                                  --------------------------------
                               Name:  Bianca Hemmen
                                    ------------------------------
                               Title: Senior Vice President
                                     -----------------------------


                               HARRIS TRUST AND SAVINGS BANK

                               By: /s/ Peter J. Coutrakon
                                  --------------------------------
                               Name:  Peter J. Coutrakon
                                    ------------------------------
                               Title: Vice President
                                     -----------------------------


                               THE CIT GROUP BUSINESS CREDIT, INC.

                               By: /s/ Bob Bernier
                                  --------------------------------
                               Name:  Bob Bernier
                                    ------------------------------
                               Title: Vice President
                                     -----------------------------


                             [Signatures Continue]

                               CREDITANSTALT-BANKVEREIN

                               By: /s/ Robert M. Biringor
                                  --------------------------------
                               Name:  Robert M. Biringor
                                    ------------------------------
                               Title: Executive Vice President
                                     -----------------------------


                               BANKBOSTON, NA.
                               (F/K/A THE FIRST NATIONAL BANK OF BOSTON)

                               By: /s/ Randall Parrish
                                  --------------------------------
                               Name:  Randall Parrish
                                    ------------------------------
                               Title: Vice President
                                     -----------------------------


                               SUNTRUST BANK, ATLANTA

                               By: /s/ Andrew S. McGhee
                                  --------------------------------
                               Name:  Andrew S. McGhee
                                    ------------------------------
                               Title: Group Vice President
                                     -----------------------------

                               By: /s/ Susan M. Hall
                                  --------------------------------
                               Name:  Susan M. Hall
                                    ------------------------------
                               Title: Vice President
                                     -----------------------------

                               By: /s/ PHILIP K. LIEBSCHER
                                  --------------------------------
                               Name:  Philip K. Liebscher
                                    ------------------------------
                               Title: Vice President
                                     -----------------------------